UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 17, 2017 (January 16, 2017)

Date of Report (Date of earliest event reported)

FMC Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5875 N. Sam Houston Parkway W. Houston, Texas		77086
(Address of Principal Executive Offices)		(Zip Code)

(281) 591-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On January 16, 2017, pursuant to the Business Combination Agreement, dated as of June 14, 2016, as amended (the “Business Combination Agreement”), providing for a business combination among FMC Technologies, Inc., a Delaware corporation (“FMCTI” or the “Company”), Technip S.A., a French société anonyme (“Technip”), and TechnipFMC plc (f/k/a FMC Technologies SIS Limited), a public limited company incorporated under the laws of England and Wales (“TechnipFMC”), (i) Technip merged with and into TechnipFMC (the “Technip Merger”), with TechnipFMC surviving the merger, and immediately thereafter and conditional upon the consummation of the Technip Merger, (ii) a wholly owned indirect subsidiary of TechnipFMC (“Merger Sub”) merged with and into the Company (the “FMCTI Merger” and, together with the Technip Merger, the “Transaction”), with the Company surviving as a wholly owned subsidiary of TechnipFMC.

Pursuant to the Technip Merger, each Technip ordinary share, (each, a “Technip Ordinary Share”) that was outstanding as of immediately prior to the effective time of the Technip Merger, other than Technip Ordinary Shares owned by Technip or its subsidiaries, was automatically exchanged for two ordinary shares of nominal value $1.00 each in TechnipFMC’s share capital (each, a “TechnipFMC Ordinary Share”).

Pursuant to the FMCTI Merger, each share of common stock of the Company (“FMCTI Common Stock”) that was outstanding as of immediately prior to the effective time of the FMCTI Merger, other than FMCTI Common Stock owned by the Company, TechnipFMC, Merger Sub or their respective subsidiaries, was automatically exchanged for one TechnipFMC Ordinary Share.

The issuance of TechnipFMC Ordinary Shares in connection with the Transaction was registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), pursuant to TechnipFMC’s registration statement on Form S-4 (File No. 333-213067) initially filed with the U.S. Securities and Exchange Commission (“SEC”) on August 10, 2016 (as amended, the “Registration Statement”), and declared effective on October 24, 2016. The definitive proxy statement/prospectus of the Company and TechnipFMC, dated October 25, 2016, that forms a part of the Registration Statement contains additional information about the Transaction and the other transactions contemplated by the Business Combination Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of TechnipFMC, the Company and Technip in the Transaction.

TechnipFMC Ordinary Shares were approved for listing on the New York Stock Exchange (“NYSE”) and the regulated market of Euronext Paris (“Euronext Paris”), in each case trading under the symbol “FTI.”

Prior to the Transaction, shares of FMCTI Common Stock were registered pursuant to Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NYSE, and Technip Ordinary Shares were listed on Euronext Paris. FMCTI Common Stock and the Technip Ordinary Shares were suspended from trading on the NYSE and Euronext Paris, respectively, prior to the open of trading on January 17, 2017. In addition, the NYSE has filed a Form 25 on the Company’s behalf to withdraw shares of FMCTI Common Stock from listing and terminate the registration of such shares under Section 12(b) of the Exchange Act. The Company intends to file a Form 15 with the SEC to terminate the registration of the shares of FMCTI Common Stock under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in approximately ten days.

The foregoing description of the Business Combination Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed as Exhibit 2.1 to the Registration Statement, which is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Securityholders.

In connection with the Transaction, on January 16, 2017, each share of FMCTI Common Stock that was outstanding as of immediately prior to the effective time of the FMCTI Merger, other than FMCTI Common Stock owned by the Company, TechnipFMC, Merger Sub or their respective subsidiaries, was automatically exchanged for one TechnipFMC Ordinary Share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors of the Company

Upon consummation of, and in connection with, the Transaction, on January 16, 2017, each of the directors of the Company (other than Douglas Pferdehirt) ceased to be members of the Company’s board of directors, effective upon the effective time of the FMCTI Merger.

Appointment of Director of the Company

Upon consummation and in connection with the Transaction, on January 16, 2017, Maryann T. Mannen, Vice President and Chief Financial Officer of the Company, became a director of the Company.

Departure of Certain Officers of the Company

Upon consummation of, and in connection with, the Transaction, on January 16, 2017, each of the executive officers of the Company (other than Douglas Pferdehirt (President and Chief Executive Officer), Maryann T. Mannen (Vice President and Chief Financial Officer), Jay A. Nutt (Vice President and Chief Accounting Officer) and Dianne B. Ralston (Vice President and Secretary)) ceased to be officers of the Company, effective upon the effective time of the FMCTI Merger.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2017, after the consummation of the Transaction, the Company amended and restated its Amended and Restated Certificate of Incorporation. Effective that same date, the Company amended and restated its Amended and Restated Bylaws. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The information set forth in the Exhibit Index following the signature page hereto is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

	By:	/s/ Dianne B. Ralston
Dated: January 17, 2017	Name: Dianne B. Ralston
Title: Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Business Combination Agreement, dated as of June 14, 2016, by and among FMC Technologies, Inc., TechnipFMC plc (f/k/a FMC Technologies SIS Limited) and Technip S.A. (incorporated by reference from Annex A-1 to the Registration Statement on Form S-4, as amended, filed on October 21, 2016) (File No. 333-213067)

3.1	Amended and Restated Certificate of Incorporation of FMC Technologies, Inc.*

3.2	Amended and Restated Bylaws of FMC Technologies, Inc.*

*	Filed herewith